Amendment to Officer's Employment AgreemeRt- Dienstvertragsanderung fur Vorstandsmitglied

Exhibit 10.1

AMENDMENT TO OFFICER'S EMPLOYMENT AGREEMENT

DIENSTVERTRAGSANDERUNG VORSTANDSMITGLIED

Adtran Networks SE, Martinsried/Meiningen

- hereinafter the "Company" -

represented by the Supervisory Board

- im Folgenden die "Gesellschaft" -

vertreten durch den Aufsichtsrat

•

And und

Mr./Herrn

Dr. Christoph Glingener

Sandweg 7 26349Jade

- hereinafter: the "Officer" -

1.
Preamble

- im Folgenden: das "Vorstandsmitglied" -

1.
Praambel

The Officer has been a member of the management-' board of the Company· since January 1, 2007. The current Officer's Employment Agreement remains in full force and effect and continues until December 31, 2026.

The current Officer's Employment Agreement was extended the last time on December 9, 2025, until December 31, 2026, and unless expressly modified hereinafter remains in full force and effect and continues until December 31, 2026.

On June 15, 2026, the Annual General Meeting of the Company approved a new remuneration system for the members of the Management Board of the Company ("Remuneration System'').

The parties enter into this Amendment for the purpose of aligning the Officer's remuneration with the Remuneration System only for the calendar year 2026.

2.
Intentionally left blank

Amendment to Officer's Employment Agreement - Dienstvertragsanderung fur Vorstandsmitglied

Das Vorstandsmitglied ist seit 1. Januar 2007 Mitglied des Vorstands der Gesellschaft. Der bestehende Dienstvertrag mit dem Vorstandsmitglied ist befristet und endet mit Ablauf des 31. Dezember 2026.

Der bestehende Dienstvertrag mit dem Vorstandsmitglied wurde zuletzt am 9. Dezember 2025 bis zum 31. Dezember 2026 verlangert, und bleibt so weit nicht nachfolgend ausdrucklich geandert bis zum Ablauf des 31. Dezember 2026 unverandert in Kraft.

Die Hauptversammlung der Gesellschaft hat am 15. Juni 2026 ein neues Vergutungssystem fur die Mitglieder des Vorstands der Gesellschaft (,,Vergutungssystem'') gebilligt.

Die Parteien schlieBen diesen Nachtrag, um die Vergutung des Vorstandsmitglieds an das Vergutungssystem nur fur das Kalenderjahr 2026 anzupassen.

2.
Absichtlich freibleibend

1

Adtran Confidential

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3.
Remuneration System .

The Officer's remuneration shall be governed by the Remuneration System, as specified in the attached Exhibit 1.

4.
Miscellaneous

4.1
Nothing in the Employment Agreement, as amended, shall be construed to prohibit the Officer from having reported or reporting possible violations of federal law or regulation or having filed or filing a charge or complaint with any governmental agency or entity, including, but not limited to the Department of Justice, Equal Employment Opportunity Commission, National Labor Relations Board, the Occupational Safety and Health Administration, the Securities and Exchange Commission, Congress, the Inspector General or any federal, state or local governmental agency or commission (each, a "Government Agency"). This Employment Agreement does not limit the Officer's ability to communicate with any Government Agency or otherwise participate in any investigation or proceeding that may be conducted by any Government Agency, including providing documents or other information, without notice to the Company.

4.2
In addition to the Adtran Holdings, Inc. ("Adtran") Policy for the Recovery of Erroneously Awarded Compensation agreed on November 27, 2023 / December 4, 2023, the malus and clawback clauses provided in Section 5 of the Management Board remuneration system approved by

Amendment to Officer's Employment AgreemeRt- Dienstvertragsanderung fur Vorstandsmitglied

.

3.
Vergutungssystem

Die Vergutung des Vorstandsmitglieds richtet sich nach dem Vergutungssystem, wie in der beigefugten Anlage 1 naher festgelegt.

4.
Sonstiges

4.1
Keine Bestimmung des Dienstvertrages in seiner geanderten Fassung ist so auszulegen, dass sie es dem Vorstandsmitglied verbietet, mogliche VerstoBe gegen Bundesgesetze oder - vorschriften zu melden oder eine Anzeige oder Beschwerde bei einer Regierungsbehorde oder -stelle einzureichen, einschlieBlich, aber nicht beschrankt auf das Justizministerium, die Equal Employment Opportunity Commission, das National Labor Relations Board, die Occupational Safety and Health Administration, die Securities and Exchange Commission, den Kongress, den Generalinspektor oder eine Regierungsbehorde oder -kommission auf Bundes-, Landes- oder Kommunalebene Qeweils eine "Regierungsbehorde"). Dieser Dienstvertrag schrankt die Fahigkeit des Vorstandsmitglieds nicht ein, mit einer Regierungsbehorde zu kommunizieren oder anderweitig an einer Untersuchung oder einem Verfahren teilzunehmen, das von einer Regierungsbehorde durchgefuhrt wird, einschlieBlich der Bereitstellung von Dokumenten oder anderen lnformationen, ohne dass die Gesellschaft davon in Kenntnis gesetzt wird.

4.2
Neben der am 27. November 2023 / 4. Dezember 2023 vereinbarten Adtran Holdings, Inc. ("Adtran") Policy for the Recovery of Erroneously Awarded Compensation gelten auch die in Ziff. 5 des Vorstandsvergutungssystems, das von der Hauptversammlung am 15. Juni 2026 gebilligt warden ist ("Vergutungssystem"),

2

the Annual General Meeting on June 15, 2026 ("Remuneration System") also apply.

vorgesehenen Einbehaltungs-Ruckforderungsklauseln.

und

4.3
In the event of termination of the Officer's Employment Agreement, the principles set out in Section 8 of the Remuneration System must be observed with regard to severance payments.

4.4
All other provisions of the existing Employ-ment Agreement, including all subsequent amendments, shall apply without change.

4.5
Modifications of this Agreement require written form. This shall also apply to the amendment of this clause requiring written form.

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4.6
The German version will be authoritative for the interpretation of this Amendment.
4.3

4.4
Im Obrigen findet der bestehende Dienstvertrag einschlieBlich aIler nachfolgenden Anderungen und Erganzungen unverandert Anwendung.

4.5
Anderungen dieses Vertrages bedurfen der Schriftform. Dies gilt auch fur die Abanderungen dieser Schriftformklausel.

4.6
Fur die Auslegung dieses Vertrages ist die deutsche Fassung maBgeblich.

Amendment to Officer's Employment Agreement - Dienstvertragsanderung fur Vorstandsmitglied

[Signature Page follows}

Adtran Confidential

Amendment to Officer's Employment AgreemeRt- Dienstvertragsanderung fur Vorstandsmitglied

Munchen, 10.8.2026 2026 Munchen, 5.8.26 2026

/s/ Dr. Eduard Scheiterer /s/ Dr. Christoph Glingener

Dr. Eduard Scheiterer Dr. Christoph Glingener

Chairman of the Supervisory Board

. .